FINANCIAL INVESTORS TRUST

ALPS | Smith Total Return Bond Fund

(the “Fund”)

SUPPLEMENT DATED AUGUST 25, 2023 TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED FEBRUARY 28, 2023, AS SUBSEQUENTLY AMENDED

Effective as of September 1, 2023, the following changes are being made with respect to the Fund.

Summary Prospectus and Prospectus

The section entitled “FEES AND EXPENSES OF THE FUND – Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)” in the Summary Prospectus and the Summary Section of the Prospectus is hereby deleted and replaced with the following information:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I
Management Fees*	0.55%	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	0.00%
Total Other Expenses	0.18%	0.18%	0.16%	0.18%
Shareholder Services Fees	0.05%	0.05%	0.00%	0.00%
Other Fund Expenses	0.13%	0.13%	0.16%	0.18%
Total Annual Fund Operating Expenses(1)	0.98%	0.98%	1.71%	0.73%
Fee Waiver and Expense Reimbursement(2)	-0.09%	-0.09%	-0.12%	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.89%	0.89%	1.59%	0.59%
*	The Contractual Management Fee is 0.545%.

(1)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(2)	ALPS Advisors, Inc. (the “Adviser”) and Smith Capital Investors, LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.59% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2025. The Adviser and the Sub-Adviser will be permitted to recapture, on a class-by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in this letter agreement or in previous letter agreements; provided however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated monthly. The Adviser and the Sub-Adviser may not discontinue this waiver prior to February 28, 2025 without the approval of the Fund’s Board of Trustees.

The first paragraph of the section entitled “FEES AND EXPENSES OF THE FUND – Example” in the Summary Prospectus and the Summary Section of the Prospectus is hereby deleted and replaced with the following:

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2025. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Shares	$91	$303	$533	$1,192
Class A Shares	$314	$521	$746	$1,390
Class C Shares	$262	$527	$916	$2,007
Class I Shares	$60	$219	$392	$893

You would pay the following expenses if you did not redeem your shares:
Class C Shares	$162	$527	$916	$2,007

Prospectus

The first two sentences of the fourth paragraph under the section entitled “MANAGEMENT – ALPS | Smith Total Return Bond Fund…” of the Fund’s Prospectus are hereby replaced with the following information:

The Adviser and Sub-Adviser have agreed contractually to limit the amount of each Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.59%, 0.49%, 0.85% and 0.90% of, respectively, the ALPS | Smith Total Return Bond Fund, the ALPS | Smith Short Duration Bond Fund, ALPS | Smith Balanced Opportunity Fund and the ALPS | Smith Credit Opportunities Fund’s average daily net assets. This agreement is in effect through February 28, 2025 with respect to the ALPS | Smith Total Return Bond Fund, and February 28, 2024 with respect to the ALPS | Smith Short Duration Bond Fund, ALPS | Smith Balanced Opportunity Fund and the ALPS | Smith Credit Opportunities Fund.

Statement of Additional Information

The first two sentences of the third paragraph under the section entitled “INVESTMENT MANAGERS – ALPS | Smith Funds” of the Fund’s SAI are hereby replaced with the following information:

The Adviser and Sub-Adviser have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.59%, 0.49%, 0.85% and 0.90% of, respectively, the ALPS | Smith Total Return Bond Fund, the ALPS | Smith Short Duration Bond Fund, the ALPS | Smith Balanced Opportunity Fund and the ALPS | Smith Credit Opportunities Fund’s average daily net assets. This agreement is in effect through February 28, 2025 with respect to the ALPS | Smith Total Return Bond Fund, and February 28, 2024 with respect to the ALPS | Smith Short Duration Bond Fund, ALPS | Smith Balanced Opportunity Fund and the ALPS | Smith Credit Opportunities Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE